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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2001

                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)

            Maryland                     000-21193                95-4582157
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Arthur Andersen LLP (the "former accountant"), the independent accounting firm that audited the financial statements of the registrant for the years ended December 31, 1999 and December 31, 1998, was dismissed by the registrant effective as of March 19, 2001. This action was approved by the Audit Committee of the Board of Directors of the registrant. The former accountant's report on the registrant's financial statements for its last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The former accountant did not audit any financial statements for the registrant for any period after the fiscal year ending December 31, 1999.


         During the last two fiscal years of the registrant and any subsequent interim period preceding the dismissal of the former accountant, the registrant had no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The former accountant did not advise the registrant to the effect set forth in any of paragraphs
(a)(i)(v)(A) through (a)(i)(v)(D) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission") with regard to events that occurred within the last two fiscal years of the registrant or any subsequent interim period preceding the dismissal of the former accountant.

         The registrant requested that the former accountant furnish it with a letter addressed to the Commission stating whether it agrees with the statements set forth above and, if not, stating the respects in which it does not agree. The former accountant's letter is attached as an exhibit hereto.


         (b) On March 19, 2001, the registrant, upon receipt of an order of the United States Bankruptcy Court for the District of Maryland authorizing such engagement, formally engaged Deloitte & Touche LLP (the "new accountant") to audit the registrant's financial statements. Such engagement was approved by the Audit Committee of the Board of Directors of the registrant. The new accountant was not consulted by the registrant (or by anyone on its behalf) regarding any matter described in Item 304(a)(2) of Regulation S-K during the registrant's two most recent fiscal years or any subsequent interim period preceding the engagement of the new accountant. The new accountant has reviewed the disclosure contained in this Current Report on Form 8-K and has declined the opportunity to provide a letter containing any new information, clarification of the registrant's expression of its views or the respects in which the new accountant does not agree with the statements made by the registrant herein.

         The registrant and certain of its affiliates are debtors in possession under Chapter 11 of the United States Bankruptcy Code.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

              EXHIBIT NO.      DESCRIPTION                       PAGE NO.
              -----------      -----------                       --------

                 16.1          Letter from Arthur Andersen LLP   4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUNTERRA CORPORATION
                                     (Registrant)


                                     By: /s/ LAWRENCE E. YOUNG
                                         --------------------------------------
                                     Lawrence E. Young
                                     Chief Financial Officer and Vice President


Date: April 4, 2001


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